UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2022

INVO BIOSCIENCE, INC.

(Exact name of registrant as specified in charter)

Nevada	001-39701	20-4036208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5582 Broadcast Court Sarasota, Florida	34240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 878-9505

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	INVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement

On January 31, 2022, INVO Bioscience, Inc. (the “Company”) entered into a Third Amendment to Stock Purchase Agreement (the “Third Amendment) with Paradigm Opportunities Fund, LP, pursuant to which we amended that certain Stock Purchase Agreement (the “Agreement’) entered into on October 1, 2021. Under the Agreement, we agreed to sell Paradigm 600,703 shares (the “Shares”) of our common stock, par value $0.0001 per share, for a purchase price of $3.329 per share for an aggregate purchase price of $1,999,740.29 with a closing date of November 30, 2021 (the “Financing”). The Agreement was originally amended by that certain First Amendment to Stock Purchase Agreement entered into on November 29, 2021 to extend the closing date to December 31, 2021 and that certain Second Amendment to Stock Purchase Agreement entered into on December 31, 2021 which extended the closing date to January 31, 2022.

This Third Amendment provides for an initial closing on January 31, 2022, for the sale of 94,623 shares for consideration of $315,000, which funds were received on account by the Company in January 2022. The Third Amendment further provides for a second closing for the remaining 506,080 shares for consideration of $1,684,740.29 expected to take place on or before February 28, 2022.

There was no change to the original purchase price of $3.329 for the first closing. Paradigm conveyed its commitment to and belief in the long-term growth of the Company and intends to complete the full amount of the Financing at the agreed-to price.

The foregoing summary of this Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities

On January 31, 2022, we sold 94,623 shares of our common stock for gross proceeds of $315,000. We intend to use the proceeds for working capital and general corporate purposes. The sale was made pursuant to the exemption afforded by Section 4(a)(2) and/or Rule 506 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Stock Purchase Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVO BIOSCIENCE, INC.

	By:	/s/ Steven Shum
	Name:	Steven Shum
	Title:	Chief Executive Officer

Dated: February 2, 2022

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